January 26, 1996
                              PREMIER CALIFORNIA
                             MUNICIPAL BOND FUND
                           SUPPLEMENT TO PROSPECTUS
                              DATED JUNE 1, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "SHAREHOLDER SERVICES" AND "HOW TO REDEEM FUND SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        In order to accomplish a transaction using the TELETRANSFER Privilege or the Telephone Exchange Privilege, please contact your Financial Representative. If you do not have a Financial Representative, you may telephone 1-800-645-6561 or, if you are calling from overseas, 516-794-5452.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES -- CLASS A SHARES":
        Class A shares also may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
        Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the
                      (CONTINUED ON REVERSE SIDE)
Fund must be made within 60 days of such redemption and the shareholder must have either
(i) paid an initial sales charge or a contingent deferred sales charge or
(ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
        Class A shares also may be purchased at net asset value, subject to appropriate documentation, by
(i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        Effective January 17, 1996, the Fund's primary portfolio manager is Monica S. Wieboldt. Ms. Wieboldt has been employed by The Dreyfus Corporation since November 1983.
                                                          023/613s012596